                                                                EXHIBIT 23.1


                          CONSENT OF ERNST & YOUNG LLP

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18251) of Larscom Incorporated of our report on the financial statements of NetEdge Systems, Inc. dated November 7, 1997, which appears on page F-1 of this Form 8-K.



/s/ Ernst & Young LLP
-------------------------
Ernst & Young LLP



March 13, 1998



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